UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 26, 2007

GREATER COMMUNITY BANCORP
(Exact name of registrant as specified in its charter)

NEW JERSEY	000-14294	22-2545165
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

55 UNION BOULEVARD, TOTOWA, NJ		07512
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code	973-942-1111

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclsure.

See Item 8.01, “Other Events,” which information is incorporated herein by reference.

Item 8.01  Other Events.

On December 26, 2007, management of Greater Community Bancorp (“GCB”) will begin holding discussions with large shareholders of GCB common stock in connection with the previously announced merger of GCB with and into Oritani Financial Corp. Attached as Exhibit 99.1 and incorporated herein by reference is the presentation material to be used by management of GCB at the shareholder meetings.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.  The following exhibits are being filed with this Report and is attached hereto:

Exhibit No.	Description of Exhibit

99.1	Shareholder meeting presentation of Greater Community Bancorp

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREATER COMMUNITY BANCORP

Date: December 26, 2007	/s/ Stephen J. Mauger
Stephen J. Mauger
Senior Vice President, Treasurer and
Chief Financial Officer